                              SCHWAB 1000 FUND(R)
                         PROSPECTUS DECEMBER 31, 1996,
                          AS AMENDED JANUARY 24, 1997

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Call 800-2 NO-LOAD (800-266-5623), 24 hours a day. The Schwab 1000 Fund (the "Fund") attempts to match the price and dividend performance (total return) of common stocks of United States companies as represented by the Schwab 1000 Index(R) (the "Index"), an index composed of the common stocks of the 1,000 largest United States corporations (excluding investment companies). The Fund is a diversified investment portfolio of Schwab Investments (the "Trust"), a no-load, open-end management investment company.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Fund in the Trust's Statement of Additional Information ("SAI") dated December 31, 1996 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The Prospectus is also available electronically by using our World Wide Web address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the SAI, call Charles Schwab & Co. Inc. ("Schwab") at 800-2 NO-LOAD, 24 hours a day, or write Schwab at 101 Montgomery Street, San Francisco, CA 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Key Features of the Fund..............    2
Summary of Expenses...................    3
Financial Highlights..................    5
Matching the Fund to Your Investment
  Needs...............................    6
Investment Objective and Policies.....    6
The Schwab 1000 Index.................    9
Management of the Fund................    9
Distributions and Taxes...............   11
Share Price Calculation...............   12
How the Fund Shows Performance........   13
Tax-Advantaged Retirement Plans.......   13
General Information...................   13
Shareholder Guide.....................   14
  How to Buy Shares...................   14
  How to Sell or Exchange Shares......   17
Schwab Automatic Investment Plan......   18
Other Important Information...........   19

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            KEY FEATURES OF THE FUND

PERFORMANCE. The investment objective of the Fund is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created by Schwab to represent the performance of the public market for common stocks of United States companies. (See "The Schwab 1000 Index.") The Fund, which is a diversified investment portfolio of the Trust, an open-end management investment company, invests primarily in the securities of companies represented in the Index. (See "Investment Objective and Policies.")

REDUCED RISK THROUGH DIVERSIFICATION. The Fund seeks to invest in the common stocks of substantially all of the 1,000 companies that make up the Index. This level of diversification reduces the risk associated with investments in individual equity securities (typically, a decline in the value of individual securities) because the Fund's investments will be spread over a wide range of industries and common stock issues as opposed to being concentrated in a few individual securities. (See "Investment Objective and Policies.")

LOW-COST INVESTING. The Fund brings a low-cost approach to investing with:

- no sales charges;
- an index fund management strategy designed to minimize overall operating expenses; and
- the voluntary guarantee of Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab that the Fund's total fund operating expenses will not exceed 0.49% of the Fund's average daily net assets. These guarantees may be discontinued at any time. (By way of comparison, according to Morningstar, Inc., as of October 31, 1996 the total fund operating expenses of the average U.S. growth and income fund was 1.25% of its average daily net assets.) (See "Management of the Fund.")

TARGETED STRATEGIES TO MINIMIZE CURRENT CAPITAL GAINS TAX LIABILITY. Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the Investment Manager of the Fund actively employs specific investment policies designed to minimize current capital gains tax liability. Any trading within the portfolio has the potential to generate capital gains. In order to minimize current capital gains tax liability, while pursuing the Fund's investment objective, the Investment Manager focuses on individual tax lots in deciding when and how to manage the realization of net capital gains. In addition, the Investment Manager constantly monitors, analyzes and evaluates the portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to harvest capital losses, which can then be used to offset capital gains.

Through the use of these and other strategies, the Investment Manager seeks to minimize current capital gains tax liability to an extent not found in most mutual funds. By deferring capital gains, where possible, until shares are sold by an investor, those unrealized gains can accumulate in the Fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situation.

While there can be no assurance that the Investment Manager will succeed in avoiding realized capital gains, the Fund has never paid a capital gain.

LOW MINIMUM INVESTMENT. Investors can begin their investment program with as little as $1,000. Subsequent investments can be made with only $100. (See "How to Buy Shares.")

PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds with approximately $42 billion in assets as of December 12, 1996. (See "Management of the Fund.")

SHAREHOLDER SERVICE. Schwab serves as the Fund's principal underwriter/distributor, transfer agent, and shareholder service provider. Schwab's professional representatives are available 24 hours a day to receive your purchase, redemption and exchange orders. Call 800-2 NO-LOAD. TDD users may contact Schwab at 800-345-2550, 24 hours a day. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. Schwab also enables you to execute your trading requests electronically by using StreetSmart(R), The Equalizer(R) and TeleBroker(R). (See "How to Buy Shares" and "How to Sell or Exchange Shares.")

FREE AUTOMATIC INVESTMENT PLAN. Schwab's free Automatic Investment Plan allows you to make regular investments in amounts and at intervals that you select. You avoid the inconvenience, delay and expense associated with checks or bank wires. (See "Schwab Automatic Investment Plan," or call 800-2 NO-LOAD, 24 hours a day.)

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their investment activity, including mutual funds, on one report. (See "Other Important Information.")

                              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load on Purchases...........   None
  Sales Load on Reinvested
     Dividends......................   None
  Deferred Sales Load...............   None
  Early Withdrawal Fee(1)...........  0.50%
  Exchange Fee......................   None
ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fee (after fee
     reduction)(2)..................  0.20%
  12b-1 Fees........................   None
  Other Expenses (after fee
     reduction and expense
     reimbursement)(3)..............  0.29%
  TOTAL FUND OPERATING
     EXPENSES(3,4)..................  0.49%

(1) Applies only to the redemption (including by exchange) of shares purchased and held less than six months. The fee is paid to the Fund and is designed to protect long-term investors from the cost of frequent investments and redemptions by short-term investors. (See "How to Sell or Exchange Shares.") The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans. Call your Schwab representative for more information.

(2) This amount reflects a voluntary reduction by the Investment Manager, which may be discontinued at any time. If there were no reduction, the maximum management fee would be 0.28% of the Fund's average daily net assets.

(3) This amount reflects a voluntary guarantee by the Investment Manager and Schwab that total operating expenses for the Fund will not exceed 0.49% of the Fund's average daily net assets. Without these guarantees, which were in effect for the fiscal year ended August 31, 1996, other expenses and total fund operating expenses would have been 0.32% and 0.57%, respectively, of the Fund's average daily net assets. These guarantees may be discontinued at any time.

(4) You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "How to Buy Shares - Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.")

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
$5         $16         $27         $62

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that the total fund operating expenses will not exceed the amount specified in note (3). ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

Set forth below is the table containing information as to income and capital changes for a share outstanding for the periods indicated below. This information has been audited by Price Waterhouse LLP, the Trust's independent accountants, whose unqualified report appears with the financial statements in the SAI.

                                                                                                           PERIOD
                                                                                                        APRIL 2, 1991
                                                                        EIGHT MONTHS                    (COMMENCEMENT
                                          YEAR ENDED AUGUST 31,            ENDED        YEAR ENDED    OF OPERATIONS) TO
                                     --------------------------------    AUGUST 31,    DECEMBER 31,     DECEMBER 31,
                                        1996        1995       1994         1993           1992             1991
                                     ----------   --------   --------   ------------   ------------   -----------------
Net asset value at beginning of
 period............................  $    15.68   $  13.08   $  12.80     $  11.96       $  11.26         $   10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............         .24        .26        .26          .17            .24               .15
  Net realized and unrealized gain
(loss) on investments..............        2.45       2.48        .28          .79            .71              1.26
                                     ----------   --------   --------     --------       --------          --------
  Total from investment
operations.........................        2.69       2.74        .54          .96            .95              1.41
LESS DISTRIBUTIONS
  Dividends from net investment
income.............................        (.23)      (.14)      (.26)        (.12)          (.25)             (.15)
  Distributions from realized gain
(loss) on investments..............          --         --         --           --             --                --
                                     ----------   --------   --------     --------       --------          --------
  Total distributions..............        (.23)      (.14)      (.26)        (.12)          (.25)             (.15)
                                     ----------   --------   --------     --------       --------          --------
Net asset value at end of period...  $    18.14   $  15.68   $  13.08     $  12.80       $  11.96         $   11.26
                                     ==========   ========   ========     ========       ========          ========
Total return(%)....................       17.27      21.23       4.28         8.06           8.52             14.25
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
(000s).............................  $1,560,059   $826,714   $554,061     $515,272       $370,980         $ 192,206
  Ratio of expenses to average net
    assets (%).....................        0.49       0.54       0.51         0.45*          0.35               --*
    Ratio of net investment income
      to average net assets (%)....        1.66       2.03       2.06         2.21*          2.45              3.21*
  Portfolio turnover rate (%)......           2          2          3            1              1                 1
  Average commission rate..........  $      .03

Notes: The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. The following table illustrates the ratio of expenses to average net assets and the ratio of net investment income to average net assets had these fees and expenses not been reduced and absorbed:

                                                            YEAR ENDED AUGUST    EIGHT MONTHS
                                                                   31,              ENDED        YEAR ENDED    PERIOD ENDED
                                                            ------------------    AUGUST 31,    DECEMBER 31,   DECEMBER 31,
                                                            1996   1995   1994       1993           1992           1991
                                                            ----   ----   ----   ------------   ------------   ------------
Ratio of expenses to average net assets prior to reduced
 fees and absorbed expenses...............................  0.57%  0.63%  0.56%      0.49%*         0.52%          1.05%*
Ratio of net investment income to average net assets prior
  to reduced fees and absorbed expenses...................  1.58%  1.94%  2.01%      2.17%*         2.28%          2.16%*

On June 1, 1995, the sub-advisory agreement between Dimensional Fund Advisors Inc. and the Investment Manager was terminated, and the Investment Manager assumed sole responsibility for providing the Fund with investment advisory services.

* Annualized.

                           MATCHING THE FUND TO YOUR
                                INVESTMENT NEEDS

THE FUND MAY BE APPROPRIATE FOR A VARIETY OF INVESTMENT PROGRAMS. While the Fund is not a substitute for an investment portfolio tailored to an individual's investment needs and ability to tolerate risk, it can be used as a broad-based "core" equity investment around which to build your overall portfolio.

THE FUND MAY BE ESPECIALLY SUITABLE FOR LONG-TERM INVESTORS. Because the Fund will ordinarily invest in a large number of common stocks, it may be especially appropriate for investors, including those saving for retirement or college, with long-term investment objectives. While common stock prices tend to rise and decline for short or extended periods, historically they have generally risen over the long term. As a result, stocks have over time historically provided many investors with higher returns than most alternative securities investments.

                       INVESTMENT OBJECTIVE AND POLICIES

THE FUND IS DESIGNED TO MATCH THE PERFORMANCE OF THE SCHWAB 1000 INDEX(R). The Fund is a diversified investment portfolio of the Trust, an open-end management investment company. The investment objective of the Fund is to provide a total return that matches that of the Index, an index created to represent the performance of publicly traded common stocks of United States companies. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it will endeavor to do so by following the investment policies set forth below.

THE FUND WILL FOLLOW AN "INDEXING" OR "PASSIVE" STRATEGY. The Fund will follow an "indexing" or "passive" strategy under which stocks are only purchased or sold in order to match the composition of the Index. Accordingly, the Investment Manager generally will not select securities for the Fund's investment portfolio based upon traditional economic, financial and market analyses and/or forecasting.

THE FUND IS MANAGED TO MINIMIZE COSTS AND REALIZED CAPITAL GAINS TO INCREASE SHAREHOLDERS' TOTAL RETURN. The Fund is managed to offset capital gains with capital losses in order to minimize your capital gains tax liability. This special feature of the Fund can make a real difference in your after-tax return.

The Fund has adopted a number of policies that should cause its portfolio turnover rate to be below that experienced in many other mutual fund portfolios. The Fund's portfolio turnover rates for the years ended August 31, 1996, 1995 and 1994 were 2%, 2% and 3%, respectively. Lower portfolio turnover acts to minimize associated transaction costs as well as the level of current realized capital gains. Shareholders' current tax liability for capital gains should be reduced and their total return increased by these policies.

To reduce transaction costs and minimize shareholders' current capital gains tax liability, the Fund's investment portfolio will not be automatically traded (i.e., "rebalanced") to reflect changes in the Index. The Fund's trading strategy is designed to further minimize transaction costs (e.g., the Fund will generally only buy round-lots of stocks and may trade large blocks of securities). These policies may cause a particular stock to be over- or under-represented in the Fund relative to its Index weighting or result in its continued ownership by the Fund after its deletion from the Index, thereby reducing the correlation between Fund and Index composition. However, given the diversified nature of the Fund, the Investment Manager does not expect that these potential deviations will significantly impact the correlation between Fund and Index performance. Moreover, the Investment Manager will only engage in these practices to the extent that they do not have a material effect on the Fund's ability to track the performance of the Index.

THE FUND WILL ATTEMPT TO BE SUBSTANTIALLY INVESTED IN INDEX STOCKS. Under normal market conditions, the Fund will invest at least 80% of its total assets in stocks that comprise the Index ("Index Stocks"). The Fund, however, is not required to buy or sell securities solely because the percentage of its assets invested in Index Stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an Index Stock from its portfolio if the Investment Manager believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. To compensate for any Index Stocks omitted or removed from its investment portfolio, the Fund may buy stocks not in the Index (which would then be considered Index Stocks for purposes of the Fund's policy regarding the percentage of its assets to be invested in Index Stocks) if the Investment Manager believes that their market performance is likely to replicate that of the Index Stocks they replace.

It is anticipated that the Fund will be able to invest in a majority of Index Stocks. The Fund will generally select stocks by reference to their weighting in the Index. Thus, the Fund intends that the percentage of its assets invested in each Index Stock will approximate the weighting of that stock in the Index.

FUND PERFORMANCE SHOULD APPROXIMATE THAT OF THE INDEX. While Fund performance will not precisely match Index performance, the Fund will attempt to maximize the correlation between its performance and that of the Index. Factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and current capital gains tax liability, and changes in the securities markets and the Index itself are expected by the Investment Manager to account for any differences between Fund and Index performance.

THE FUND MAY PURCHASE SECURITIES ASIDE FROM COMMON STOCKS. The value of all non-Index Stock investments may normally represent no more than 20% of the Fund's total assets. In order to accommodate cash flows resulting from the purchase and sale of Fund shares, the Fund may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and certificates of deposit, bankers' acceptances and commercial paper (which has been rated in one of the two highest categories by a non-affiliated, nationally recognized statistical rating organization); enter into repurchase agreements collateralized by these instruments; and purchase shares of other investment companies that invest primarily in any of the securities described above. In the aggregate, no more than 10% of the Fund's total assets may be invested in other investment companies, and an investment in any one investment company will be limited to 5% of total Fund assets. Because other investment companies employ an investment adviser and other service providers, such investments by the Fund may cause shareholders to bear duplicative fees. The Investment

Manager will charge no management fees attributable to any Fund assets invested in other investment companies. (See "Investment Restrictions" in the Statement of Additional Information.)

The Fund may also purchase futures contracts on stocks and stock indices, options contracts (including options on futures contracts), equity index participations and index participation contracts to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the Investment Manager, available cash balances do not permit economically efficient Index Stock purchases. Moreover, the Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Fund will not invest more than 5% of its total assets in equity index participations and may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets. Futures contracts and options may be used to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns or simulate full investment when a futures contract is priced more attractively or is otherwise considered more advantageous than the underlying security or index.

Futures contracts and options pose certain risks. The primary risks associated with the use of futures contracts and options include: imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, and possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

The risk of loss in trading futures and options contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage that can be involved in futures and options pricing. As a result, a relatively small price movement in a futures or options contract may result in immediate and substantial loss (or gain) to the investor. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its portfolio. When investing in futures and options contracts, the Fund will segregate cash, cash-equivalents or liquid, high quality debt instruments in the amount of the underlying obligation.

THE FUND MAY LEND ITS SECURITIES TO GENERATE ADDITIONAL INCOME. To increase its income, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions that borrow securities. No more than one-third of the Fund's total assets may be represented by loaned securities. The Fund's loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities equal at all times to 100% of the loaned securities' market value plus accrued interest.

                            THE SCHWAB 1000 INDEX(R)

THE INDEX HAS SET INCLUSION CRITERIA. To be included in the Index, a company must satisfy all of the following criteria:

1. it must be an "operating company" (i.e., not an investment company) incorporated in the United States, its territories or possessions;

2. a liquid market for its common shares must exist on the New York Stock Exchange (the "Exchange"), American Stock Exchange or the NASDAQ/NMS; and

3. its market value must place it among the top 1,000 such companies as measured by market capitalization.

A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share multiplied by the number of shares outstanding), divided by the total market value of the Index. As of December 16, 1996, the aggregate market capitalization of Index Stocks was approximately $6.368 trillion.

SCHWAB DEVELOPED AND MAINTAINS THE INDEX. The Index, which as of December 16, 1996 represented approximately 83.6% of the total market value of all publicly traded United States companies, as represented by the Wilshire 5000 Index, was developed and is maintained by Schwab to represent the total return of publicly traded common stocks of United States companies and serve as a standard of comparison for Fund performance. Schwab receives no compensation from the Fund for maintaining the Index.

SCHWAB CALCULATES AND REPORTS INDEX PERFORMANCE DAILY. Index performance (i.e., the market value of all Index Stocks) is calculated and made available each Business Day by Schwab. Index total return is computed monthly (using beginning of month capitalization weightings and assuming reinvestment of dividends) and may be reported from time to time to Fund shareholders.

SCHWAB PERIODICALLY UPDATES THE COMPOSITION OF THE INDEX. Schwab reviews and, as necessary, revises the list of companies whose securities are included in the Index at least annually. Companies known by Schwab to meet or no longer meet the inclusion criteria will be added or deleted as appropriate. Schwab will also modify the Index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, swaps, spin-offs or Chapter 11 bankruptcy filings made because of a company's inability to continue operating as a going concern). Schwab may change Index inclusion criteria if it determines that doing so would cause the Index to be more representative of the domestic equity market. In the future, the Trust's Board of Trustees, subject to shareholder approval, may select another index should it decide that taking such action would be in the best interests of Fund shareholders.

                             MANAGEMENT OF THE FUND

Responsibility for overall management of the Fund rests with the trustees and officers of the Trust. Professional investment management for the Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. In addition to maintaining the Index and providing day-to-day portfolio management of the Fund, the Investment Manager provides general investment advice regarding the Fund's investment strategies, and performs expense management, accounting and recordkeeping, and other administrative services necessary to the operation of the Fund. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds. As of December 12, 1996, the SchwabFunds(R) had aggregate net assets of approximately $42 billion.

Pursuant to separate agreements, Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, CA 94104, serves as shareholder services and transfer agent for the Fund. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax information), responding to daily inquiries, effecting the transfer of Fund shares, and facilitating effective cash management of shareholder Schwab account balances. It also furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary and appropriate in providing the described shareholder and transfer agency information and services. Schwab is also the Fund's distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 230 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab and the Investment Manager are wholly-owned subsidiaries of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

Geri Hom is Vice President of the Investment Manager and Senior Portfolio Manager for the Fund. She joined Schwab in March 1995 as Portfolio Manager-Equities and currently manages the four Schwab index funds and co-manages the three Schwab Asset Director(R) Funds with approximately $3.0 billion in assets. For four years prior to joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the seven prior years, she was Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko. She holds a B.A. in business education from San Francisco State University.

Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Fund's portfolio. Steve joined Charles Schwab Investment Management, Inc. as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an M.B.A. from the Wharton School and a B.A. in economics from Virginia Tech, and has been a chartered financial analyst since 1985.

Please see the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996 for a discussion by the Investment Manager of the Fund's performance.

FEES AND EXPENSES. Pursuant to its Investment Advisory and Administration Agreement with the Trust, the Investment Manager receives from the Fund a graduated annual fee, payable monthly, of 0.30% of the Fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million. The Investment Manager has agreed to waive the Fund's management fee in excess of 0.20% of the Fund's average daily net assets. In addition, the Investment Manager and Schwab guarantee that total fund operating expenses will not exceed 0.49% of the Fund's average daily net assets. The waiver and expense limits, which are voluntary and may be discontinued at any time, will serve to maintain or lower the Fund's expenses and thus maintain or increase the Fund's total return to shareholders. For the year ended August 31, 1996, the Fund paid investment management fees of 0.20% and total operating expenses of 0.49% of the Fund's average daily net assets.

For the transfer agency and shareholder services provided under its Transfer Agency and Shareholder Service Agreements with the Trust, Schwab receives an annual fee, payable monthly, of 0.05% and 0.20%, respectively, of the Fund's average daily net assets. The Investment Manager and Schwab may reduce their fees from time to time.

The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, legal counsel and custodian; the costs of calculating net asset values, brokerage commissions or transaction costs; taxes; registration fees; and the fees and expenses of qualifying the Trust and its shares for distribution. In addition, the Trust will incur and pay fees in connection with the establishment and maintenance of "sweep" accounts through which the Fund may make regular investments in other investment companies. The expenses will generally be allocated among the Trust's investment portfolios on the basis of relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Fund will be charged to that Fund.

PORTFOLIO BROKERAGE. When placing orders for the Fund's securities transactions, the Investment Manager will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For securities transactions in which Schwab is not a principal, the Investment Manager may use Schwab to execute the Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund will distribute substantially all of its net investment income and net capital gains, if any, on an annual basis, as determined by the Trust's Board of Trustees.

The value of your shares reflects any net investment income or net capital gains that the Fund has earned but not yet distributed, so their value will be reduced when distributions are paid. If you elect to receive these distributions in cash, the value of your Fund holdings as a whole will decrease. If you choose to reinvest your distributions, the reduced value of your shares will be offset by the value of new shares purchased with reinvested distributions.

FEDERAL TAX INFORMATION. The Fund is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such, and intends to continue to so qualify. In order to so qualify, the Fund will distribute substantially all of its net investment income and net capital gains to shareholders on an annual basis, and will meet certain other requirements. Such qualification will relieve the Fund of liability for federal income tax to the extent its earnings are so distributed.

Dividends paid by the Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. For corporate investors in the Fund, dividend distributions designated by the Fund to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation. Distributions received from the Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder owned shares in the Fund. However, any loss on the sale or exchange of shares held for six months or less shall, to the extent of any long-term capital gain distributions received with respect to such shares, be treated as a long-term capital loss. If a shareholder is not subject to income tax, generally the shareholder will not be taxed on amounts distributed by the Fund.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Fund will notify shareholders at least annually as to the nature of all distributions made during the taxable year, including amounts qualifying as dividends and capital gains distributions.

The foregoing is only a brief summary of the federal income tax considerations affecting the Fund and its shareholders. The discussion of taxes set forth above is included for general information purposes only. Prospective investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION

THE FUND SELLS ITS SHARES FREE OF SALES CHARGES. The price of a share of the Fund is its net asset value, which is determined each Business Day at the close of trading on the Exchange, generally at 4:00 p.m. (Eastern time). The price is determined by adding the total assets of the Fund, subtracting any liabilities, and then dividing the resulting amount by the number of shares outstanding.

The Fund values its portfolio securities based on market quotes if they are readily available. If they are not readily available, the Investment Manager assigns fair values pursuant to guidelines adopted in good faith by the Board of Trustees. The Board of Trustees reviews these values regularly.

Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent.

                         HOW THE FUND SHOWS PERFORMANCE

THE FUND'S PERFORMANCE MAY BE ADVERTISED IN TERMS OF TOTAL RETURN. From time to time the Fund may advertise its total return. Performance figures are based upon historical results and are not intended to indicate future performance.

The Fund's total return measures its overall change in value over a period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return reflects the hypothetical annually compounded return mandated by the SEC. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative return over a stated length of time.

The Fund's performance may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance (including the Index), United States Treasury obligations, bank certificates of deposit, the Consumer Price Index, corporate bonds and other investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by Lipper Analytical Services, Inc. and Morningstar, Inc.

Additional performance information is available in the Trust's Annual Report to Shareholders, which is available free of charge by calling 800-2 NO-LOAD 24 hours a day.

                                 TAX-ADVANTAGED
                                RETIREMENT PLANS

RETIREMENT PLANS OFFER EXCELLENT TAX ADVANTAGES, AND THE FUND MAY BE AN ESPECIALLY SUITABLE INVESTMENT FOR THEM. Schwab offers tax-advantaged retirement plans for which the Fund may be a particularly appropriate investment. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with balances of $10,000 or more by September 15, 1997 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT PLANS. A well designed retirement program can help a company attract and retain valuable employees. Call 800-2 NO-LOAD, 24 hours a day for more information.

                              GENERAL INFORMATION

ABOUT THE TRUST. The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("series"). Currently, shares of seven series are offered. The Board of Trustees may authorize the issuance of shares of additional series if it deems it desirable. Shares within each series will have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such series.

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing or removing trustees, changing fundamental policies, or approving an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request by shareholders owning at least 10% of the outstanding shares of the Trust. Shareholders will vote by series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the Investment Company Act of 1940, as amended, such as for the election of trustees.

                               SHAREHOLDER GUIDE

PLACE ORDERS AND OBTAIN SHAREHOLDER INFORMATION. You may place Fund purchase and redemption orders as well as request exchanges by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Fund and your account. The right to initiate transactions by telephone, as discussed below, is available automatically through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

Reasonable procedures will be followed to confirm that your telephone instructions are genuine. These procedures may include requiring a form of personal identification, providing written confirmation of your telephone instructions and recording all telephone transactions. If the Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses you may experience. If the Fund does not follow reasonable procedures to confirm that a telephone order is genuine, however, the Fund may be liable for any losses you may suffer from unauthorized or fraudulent orders. You should be aware that telephone transactions may be difficult to implement during periods of drastic economic or market changes. If you experience difficulties in reaching us by telephone, you can mail your orders as set forth on the following pages.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

You may purchase shares through an account maintained with Schwab or through any other entity that has been designated by Schwab. The following information regarding the purchase, exchange and redemption of Fund shares through a Schwab account relates solely to transactions through Schwab accounts and should not be read to apply to transactions through other designated entities. For more information, see "Purchase and Redemption of Shares" in the SAI.

                               HOW TO BUY SHARES

YOU MAY BUY SHARES OF THE FUND THROUGH A SCHWAB, IRA, TRUST, OR KEOGH ACCOUNT. If you purchase shares of the Fund through an account maintained with Schwab, payment for shares must be made directly to Schwab. The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000 for securities, including Fund shares that you hold in a Schwab account. Of course, this SIPC account protection does not protect shareholders from share price fluctuations.

You may buy Fund shares through your Schwab account as described below. If you already have a Schwab account, you need not open a new account.

If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day) and mail it to Charles Schwab & Co., Inc. at 101 Montgomery Street, San Francisco, CA 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account.

You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer (securities may also be deposited). You may also buy shares of the Fund using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please call 800-2 NO-LOAD, 24 hours a day.

BUYING SHARES THROUGH THE CHARLES SCHWAB TRUST COMPANY. You may also buy shares of the Fund through an account maintained with The Charles Schwab Trust Company (the "Trust Company"). Payment for these shares must be made directly to the Trust Company and you must have funds available in your account to purchase shares of the Fund. Contact a Trust Company representative for more information.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months.

MINIMUM FUND INVESTMENT REQUIREMENTS. Your initial investment in the Fund may be as low as $1,000 ($500 for IRAs, certain other retirement plans and custodial accounts). The minimum subsequent investment is $100. These requirements may be reduced or waived on certain occasions. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

Schwab reserves the right to waive these minimums for clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans.

WHEN AND AT WHAT PRICE SHARES WILL BE BOUGHT. You must have funds available in your Schwab account in order to buy Fund shares through your Schwab account. If funds (including those transmitted by wire) are received by Schwab before the time the daily net asset value is calculated (normally 4:00 p.m., Eastern time), they will be available for investment on the day of receipt. If funds arrive after that time, they will be available for investment the next Business Day.

METHODS OF BUYING SHARES. Schwab offers you several convenient ways to purchase shares of the Fund. You may choose the one that works best for you and Schwab will confirm execution of your purchase order.

BY PHONE:
You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL:
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made out to Charles Schwab & Co., Inc. which will be deposited into your Schwab account and used, as necessary, to cover all or part of your purchase order.

Written purchase orders (along with any checks) should be mailed to Charles Schwab & Co., Inc. at 101 Montgomery Street, San Francisco, CA 94104 and should contain the following information:

- your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- the name of the Fund and the dollar amount of shares you would like purchased; and
- (initial share purchases only) one of the distribution options listed below.

ELECTRONICALLY:
- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.
- World Wide Web address: http://www.schwab.com

AUTOMATIC INVESTMENT:
Once you have satisfied the initial investment requirements, you may authorize Schwab to automatically buy Fund shares at intervals and in amounts pre-selected by you on your behalf. (See "Schwab Automatic Investment Plan.")

SELECTING A DISTRIBUTION OPTION. You may select from the three distribution options listed below when you first become a shareholder in the Fund. If you already are a Fund shareholder and wish to change your distribution option, please call 800-2 NO-LOAD for assistance.

1. AUTOMATIC REINVESTMENT: Both income dividends and any capital gains distributions will be reinvested in additional shares of the Fund. This option will be selected automatically unless you specify another option. If you are purchasing Fund shares through Schwab's Automatic Investment Plan, you must choose this distribution option for this Fund.

2. CASH DIVIDENDS/REINVESTED CAPITAL GAINS: Income dividends will be paid in cash, and any capital gains will be reinvested in additional shares.

3. ALL CASH: Income dividends and any capital gains distributions will both be paid in cash.

Dividends and distributions subject to reinvestment will be invested at the net asset value next determined after their record date. Cash distributions will be credited to your Schwab account and will be held there or mailed to you, depending on the account standing instructions applicable to your account. For information on how to wire funds from your Schwab account to your bank, see "Other Important
Information - Wire Transfers to Your Bank."

OTHER PURCHASE INFORMATION. The Fund reserves the right in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to purchase shares of the Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Schwab will charge a service fee against an investor's Schwab account should his or her investment check be returned because of insufficient or uncollected funds or a stop payment order.

                                 HOW TO SELL OR
                                EXCHANGE SHARES

SALE OF SHARES. Shares will be redeemed at the net asset value per share next determined after receipt and verification by Schwab's Transfer Agent or its authorized agent of proper redemption instructions, as set forth on the following pages. Payment for redeemed shares will be credited directly to your Schwab account no later than 7 days after Schwab's Transfer Agent or its authorized agent, receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you selected. For information on how to wire funds from your Schwab account to your bank, see "Other Important Information - Wire Transfers to Your Bank." If you purchased shares by check, your redemption proceeds may be held in your Schwab account until your check clears (which may take up to 15 days). Depending on the type of Schwab account you have, your money may earn interest during any holding period.

The Fund may suspend redemption rights or postpone payments when: trading on the Exchange is restricted; the Exchange is closed for any reason other than its customary weekend or holiday closings; emergency circumstances as determined by the SEC exist; or for such other circumstances as the SEC may permit. The Fund may also elect to invoke a 7-day period for cash settlement of individual redemption requests. (See "Purchase and Redemption of Shares" in the Statement of Additional Information.)

EXCHANGE OF SHARES. The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of any other SchwabFunds class or series available to investors in your state. Thus, you can conveniently modify your investments if your goals or market conditions change. An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of shares for federal income tax purposes. Note that you must meet the initial or subsequent minimum investment requirements applicable to the shares you wish to receive in exchange. The Fund reserves the right on 60 days' written notice to modify, limit or terminate the exchange privilege.

EARLY WITHDRAWAL FEE PAID TO THE FUND. The Fund is meant to be a long-term investment. Frequent trading in Fund shares by short-term investors increases the Fund's costs. To offset the costs of short-term trading and to ensure that long-term investors do not bear these costs, the Fund assesses a 0.50% (one-half of one percent) early withdrawal fee upon redemption or exchange proceeds attributable to shares purchased and held less than six months. To benefit Fund shareholders directly, the early withdrawal fee is paid directly to the Fund and does not apply to the redemption or exchange of shares acquired through reinvestment of dividends or capital gains. Solely for purposes of calculating the amount (if any) of the early withdrawal fee, shares will be treated as redeemed on a "first-in first-out basis," except that shares acquired through dividend reinvestment will be treated as redeemed first. This method of calculating the fee should result in the lowest total early withdrawal fee. The Fund reserves the right to waive this fee for certain clients of Schwab Institutional and The Charles Schwab Trust Company and for certain tax-advantaged retirement plans.

BY PHONE:
To sell shares or to exchange shares between any of the SchwabFunds by telephone, please call 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day. To properly process your telephone redemption or exchange request, we will need the following information:

- your Schwab account number and your name for verification;
- the number of shares to be sold or exchanged;
- the name of the Fund from which you wish to sell or exchange shares;
- the name of the Fund and class into which shares are to be exchanged, if applicable; and
- if exchanging shares, the distribution option you select.

BY MAIL:
You may also request a redemption or an exchange by writing Schwab at 101 Montgomery Street, San Francisco, CA 94104. To properly process your mailed redemption or exchange request, we will need the above information and a letter signed by at least one of the registered Schwab account holders in the exact form specified in the account. Once mailed, a redemption request is irrevocable and may not be modified or canceled.

ELECTRONICALLY:
- Refer to product information on StreetSmart(R), e.Schwab(TM), The Equalizer(R) and TeleBroker(R) for details.

- World Wide Web address: http://www.schwab.com

                                SCHWAB AUTOMATIC
                                INVESTMENT PLAN

THE FREE SCHWAB AUTOMATIC INVESTMENT PLAN IS A FAST, CONVENIENT WAY TO MAKE REGULAR INVESTMENTS IN THE FUND. Schwab's Automatic Investment Plan ("AIP") allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet the Fund's investment minimum. Automatic investments are made from your Schwab account, and you may select from the following methods to make automatic investments: using the uninvested cash in your Schwab account; using the proceeds of redemption of shares of the Schwab Money Fund linked to your Schwab account; or using the Schwab MoneyLink(R) Transfer Service. As long as you are purchasing the Fund's shares through AIP, all dividends and distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 800-2 NO-LOAD, 24 hours a day.

                          OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining accounts with smaller holdings, the Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's $500 minimum balance requirement ($250 in the case of IRAs, other retirement plans and custodial accounts). Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Fund shares will be automatically redeemed should the Schwab account in which the shares are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce mailing costs, the Fund consolidates shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write Schwab at 101 Montgomery Street, San Francisco, CA 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab branch for additional information. A service fee will be charged against your Schwab account for each wire sent.

------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING BEING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

SCHWAB
1000 FUND(R)

PROSPECTUS December 31, 1996
as amended January 24, 1997

                               [SchwabFunds Logo]

739-10 (1/97) Printed on recycled paper.
[SchwabFunds Logo]
101 Montgomery Street
San Francisco, California 94104